CUSIP No.	848574 10 9	Page	18	of	19
Exhibit 2
AGREEMENT
JOINT FILING OF SCHEDULE 13G
          The undersigned hereby agree to file jointly the Statement on Schedule 13G (the “Statement”) relating to the Class A Common Stock, par value $0.01 per share of Spirit AeroSystems Holdings, Inc. and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.
          It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the Statement, filed on behalf of each of the parties hereto.
          This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.
          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of February 14, 2007.

ONEX CORPORATION
By:	/s/ Ewout R. Heersink
Name: Ewout R. Heersink
	Title:	Chief Financial Officer

By:	/s/ Donald W. Lewtas
	Name:	Donald W. Lewtas
	Title:	Vice President

ONEX PARTNERS LP
By: Onex Partners GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP Inc., its General Partner

By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

CUSIP No.	848574 10 9	Page	19	of	19

OAH WIND LLC
By:	/s/ Anthony Munk
	Name:	Anthony Munk
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX SPIRIT CO-INVEST LP
By: Onex Partners GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP Inc., its General Partner

By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Vice President

WIND EI II LLC
By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

ONEX US PRINCIPALS LP
By: Onex American Holdings GP LLC, its General Partner

By:	/s/ Robert M. LeBlanc
	Name:	Robert M. LeBlanc
	Title:	Director

By:	/s/ Donald F. West
	Name:	Donald F. West
	Title:	Director

/s/ Donald Lewtas
Gerald W. Schwartz, by Donald Lewtas, attorney-in-fact